UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 31, 2016

DEERE & COMPANY

(Exact Name of Registrant as Specified in Charter)

State of Delaware	1-4121	36-2382580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place, Moline, Illinois,  61265

(Address of principal executive offices, including zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Following the vote at the 2016 annual meeting of stockholders on a shareholder proposal asking the Board of Directors (the “Board”) of Deere & Company (the “Company”) to consider adopting a “proxy access” bylaw, the Company engaged with a number of its larger stockholders to discuss provisions of a potential bylaw amendment.  Based on these discussions and feedback, on August 31, 2016, the Board amended and restated the Company’s Bylaws (as so amended and restated, the “Bylaws”) primarily to implement proxy access in a manner that the Board believes is in the best interests of the Company and its stockholders.  Specifically, Article II, Section 13 has been added to the Bylaws to permit a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director candidates constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws. Proxy access will first be available to stockholders in connection with the Company’s 2017 annual meeting of stockholders.

The Bylaws were also amended to make clarifications, updates and refinements to the advance notice bylaw contained in Section 3 of Article II and to the special meeting bylaw contained in Section 4 of Article II. In addition, Section 1 of Article III was amended to change the director retirement date from the first annual meeting following a director’s 72nd birthday to the first annual meeting following a director’s 75th birthday and to add a requirement that all nominees for director provide certain information, representations and agreements to the Company in order to be eligible for election, and new Section 4 of Article VIII makes explicit the Board’s ability to interpret and make determinations under the Bylaws.

This description of the amendments to the Bylaws is a summary only and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibit is filed as part of this report:

3.1 Bylaws of Deere & Company, as amended August 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2016	DEERE & COMPANY

	By:	/s/ Todd E. Davies
Todd E. Davies
Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws of Deere & Company, as amended August 31, 2016